Prospectus Supplement dated June 10, 2010
The purpose of this mailing is to provide you with changes to the current Prospectus for Class A5, Class B5 and Class C5 shares of the Fund listed below:
Invesco Money Market Fund
The following information replaces in its entirety the information appearing immediately beneath the bar chart under the heading “Performance Information —Annual Total Returns” on page 2 of the prospectus:
“Invesco Cash Reserve Shares year-to-date (ended March 31, 2010): 0.01%
Best Quarter (ended September 30, 3000 and December 31, 2000): 1.41%
Worst Quarter (ended June 30, 2009 through December 31, 2009): 0.01%
The performance table reflects the Fund’s performance over the periods. The Fund’s performance reflects payment of sales loads, if applicable.

Average Annual Total Returns(for the periods ended December 31, 2009)
	1	5	10
	Year	Years	Years

Class A5[1]: Inception (06/07/10)
Return Before Taxes	0.09%	2.59%	2.38%
Return After Taxes	0.06	1.68	1.50
Return After Taxes on Distributions and Sale of Fund Shares	0.06	1.68	1.50
Class B5[2]: Inception (06/07/10)	-5.66	1.45	1.61
Class C5[2]: Inception (06/07/10)	-1.66	1.83	1.61

[1]	Class A5 shares performance shown prior to the inception date is that of the fund’s Invesco Cash Reserve Shares and includes the 12b-1 fees applicable to Invesco Cash Reserve Shares.

[2]	Class B5 and Class C5 shares performance shown prior to the inception date is that of the fund’s Invesco Cash Reserve Shares restated to reflect the higher 12b-1 fees applicable to Class B5 and Class C5 shares.
     Invesco Cash Reserve Shares’ seven day yield on December 31, 2009 was 0.02%. For the current seven day yield, call (800) 959-4246.”